UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ]   Confidential,  for  Use of the  Commission  Only  (as  permitted  by  Rule
      14a-6(e)2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                                 MONTEAGLE FUNDS
.................................................................................
                  (Name of Registrant as Specified in Charter)

.................................................................................
                         c/o ULTIMUS FUND SOLUTIONS, LLC
              225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246
.................................................................................
                    (Address of principal executive offices)

                                 Not Applicable
.................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                                [GRAPHIC OMITTED]

                   AN IMPORTANT NOTICE TO SHAREHOLDERS OF THE

          MONTEAGLE QUALITY GROWTH FUND AND MONTEAGLE SELECT VALUE FUND

                                 MARCH 30, 2009

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q. WHAT ARE THE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON APRIL 17, 2009?

A. Shareholders of the Monteagle Quality Growth and Select Value Funds are being asked to approve new management and subadvisory agreements for their respective fund.

The Board of Trustees recommends that you vote FOR the proposals applicable to your fund. Please refer to the Proxy Statement for a detailed explanation of the items you are being asked to vote on.

Q. WHY IS A VOTE ON THE PROPOSED MANAGEMENT AND SUBADVISORY AGREEMENTS REQUIRED?

A. On or about May 1, 2009, Parkway Advisors, LP (the Adviser to the Quality Growth and Select Value Funds) is resigning its role as adviser and proposing to be the subadviser to the Select Value Fund. The subadviser to the Quality Growth Fund will remain the same as currently managed by Davis, Hamilton Jackson & Assoc. Nashville Capital Corporation will replace Parkway Advisors, LP as the managing adviser to both Funds. These changes in the management and subadvisory agreements are subject to Shareholder approval.

Q. HOW WILL THE PROPOSALS AFFECT ME AS A SHAREHOLDER OF THE MONTEAGLE QUALITY GROWTH AND/OR SELECT VALUE FUNDS?

A. Your investment in the fund will not change as a result of the proposed replacement of the Adviser. You will still own the same shares in the fund, and the value of your investment will not change as a result of the Transition. The new subadvisory agreement, if approved by shareholders, will still be with the current advisory firm that manages your fund's portfolio.

Q. WILL THE EXPENSES OF THE FUNDS BE THE SAME UPON THE APPROVAL OF THE NEW MANAGEMENT AND SUBADVISORY AGREEMENTS?

A. Yes, there will be no change in advisory fees. Therefore, it will have no impact on expense ratios.

Q. HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE IN CONNECTION WITH EACH PROPOSAL?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the approval of the proposals.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for these shareholder votes. We encourage all shareholders to participate in the governance of their fund.

Q. HOW CAN I VOTE?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

Q. IF I SEND IN MY VOTING INSTRUCTIONS NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

A. Yes, you may change your vote at any time before the special meeting by sending a written revocation to the Secretary of the Monteagle Funds at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Q. WHOM SHOULD I CALL ABOUT ADDITIONAL INFORMATION RELATING TO THIS PROXY STATEMENT?

A. For additional information, please call Shareholder Services at 888-263-5593, or contact your financial adviser.

                                [GRAPHIC OMITTED]

                          MONTEAGLE QUALITY GROWTH FUND
                           MONTEAGLE SELECT VALUE FUND
                       A MESSAGE FROM THE FUND'S PRESIDENT

                                                                  March 30, 2009
Dear Shareholder:

      I am writing to you to ask you to instruct your fund as to how to vote on important matters that affect your investment in the Monteagle Quality Growth and/or Monteagle Select Value Funds. You may provide your instructions by filling out and signing the enclosed proxy card.

      We are asking for your vote on the following proposals:

      1. To approve a Management Agreement between Monteagle Funds and Nashville Capital Corporation on behalf of the Quality Growth Fund.

      2. To approve a Management Agreement between Monteagle Funds and Nashville Capital Corporation on behalf of the Select Value Fund.

      3.    To  approve  a  Subadvisory   Agreement   between  Monteagle  Funds,
            Nashville Capital Corporation and Davis, Hamilton Jackson & Assoc. on behalf of the Quality Growth Fund.

      4.    To  approve  a  Subadvisory   agreement   between  Monteagle  Funds,
            Nashville Capital Corporation and Parkway Advisors, LP on behalf of the Select Value Fund.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS APPLICABLE TO YOUR FUND.

Included in this booklet is information about the upcoming shareholders' meeting on April 17, 2009:

      o A Notice of a Special Meeting of Shareholders, which summarizes the proposals for which you are being asked to vote; and

      o A Proxy Statement, which provides detailed information on the specific proposals to be considered at the special shareholders' meeting, and why the proposals are being made.

      We need your instructions and urge you to review the enclosed materials thoroughly. Once you've determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card. A postage paid envelope is enclosed. Your prompt return of the enclosed proxy card may save the necessity and expense of further solicitations. Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about the proposal, please call Shareholder Services at 888-263-5593, or contact your financial adviser. Thank you for your continued support of the Monteagle Funds.

                                        Sincerely yours,

                                        /s/ Carl C. Peterson

                                        Carl C. Peterson, President

                                [GRAPHIC OMITTED]

                          MONTEAGLE QUALITY GROWTH FUND
                           MONTEAGLE SELECT VALUE FUND

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

      This is the formal agenda for the Monteagle Quality Growth and Monteagle Select Value Fund's Special Meeting of Shareholders (the "Meeting"). It tells you what proposal will be voted on and the time and place of the Meeting, in the event you choose to attend in person.

      To the Shareholders of the Monteagle Quality Growth and Monteagle Select Value Funds:

      The Meeting will be held at Ultimus Fund Solutions, LLC located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on April 17, 2009 at 10:00 a.m. Eastern time, to consider the following proposals:

      1. TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN MONTEAGLE FUNDS AND NASHVILLE CAPITAL CORPORATION ON BEHALF OF THE QUALITY GROWTH FUND.

      2. TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN MONTEAGLE FUNDS AND NASHVILLE CAPITAL CORPORATION ON BEHALF OF THE SELECT VALUE FUND.

      3. TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN MONTEAGLE FUNDS, NASHVILLE CAPITAL CORPORATION AND DAVIS, HAMILTON JACKSON & ASSOC. ON BEHALF OF THE QUALITY GROWTH FUND.

      4. TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN MONTEAGLE FUNDS, NASHVILLE CAPITAL CORPORATION AND PARKWAY ADVISORS, LP ON BEHALF OF THE SELECT VALUE FUND.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS APPLICABLE TO YOUR FUND.

      The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

      Holders of record of shares of each Fund at the close of business on March 20, 2009 (the "Record Date") are entitled to notice of, and to vote at this Meeting and at any adjournments or postponements thereof. Shareholders of the Monteagle Quality Growth and Monteagle Select Value Funds will vote for the proposals.

      In the event that a quorum is present but sufficient votes in favor of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any proposal. Any adjournment of the Meeting for the further solicitation of proxies as to any proposal will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

                                        MONTEAGLE FUNDS
                                        By order of the Trustees,

                                        /s/ Paul B. Ordonio

March 30, 2009                          Paul B. Ordonio, JD
                                        Secretary

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                                [GRAPHIC OMITTED]

                          MONTEAGLE QUALITY GROWTH FUND

                           MONTEAGLE SELECT VALUE FUND

                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                                 PROXY STATEMENT

                                 March 30, 2009

GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Monteagle Funds (the "Trust") for use at the Special Meeting of Shareholders (the "Meeting") of the Monteagle Quality Growth and Monteagle Select Value Funds (each a "Fund" or collectively the "Funds"), series of the Trust. The Meeting is to be held at Ultimus Fund Solutions, LLC located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 at 10:00 a.m. Eastern time.

      This Proxy Statement, along with the Notice of Special Meeting and the proxy card, is being mailed to shareholders on or about March 30, 2009. It explains concisely what you should know before voting on the proposals described in this Proxy Statement. Please read it carefully and keep it for future reference.

      The Meeting is being held to consider the following Proposals and such other matters as may properly come before the Meeting or any adjournments thereof:

      1. TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN MONTEAGLE FUNDS AND NASHVILLE CAPITAL CORPORATION ON BEHALF OF THE QUALITY GROWTH FUND.

      2. TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN MONTEAGLE FUNDS AND NASHVILLE CAPITAL CORPORATION ON BEHALF OF THE SELECT VALUE FUND.

      3. TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN MONTEAGLE FUNDS, NASHVILLE CAPITAL CORPORATION AND DAVIS, HAMILTON JACKSON & ASSOC. ON BEHALF OF THE QUALITY GROWTH FUND.

      4. TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN MONTEAGLE FUNDS, NASHVILLE CAPITAL CORPORATION AND PARKWAY ADVISORS, LP ON BEHALF OF THE SELECT VALUE FUND.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS APPLICABLE TO YOUR FUND.


                                     1 of 22

         Shareholders of record at the close of business on March 20, 2009 are entitled to notice of and to vote at the Meeting.

         The following table indicates which shareholders are solicited with respect to each Proposal:

--------------------------------------------------------------------------------
                 PROPOSAL                       QUALITY GROWTH    SELECT VALUE
                                                     FUND             FUND
--------------------------------------------------------------------------------
                    #1
       NEW MANAGEMENT AGREEMENT WITH                XXXXX
       NASHVILLE CAPITAL CORPORATION
--------------------------------------------------------------------------------
                    #2
       NEW MANAGEMENT AGREEMENT WITH                                 XXXXX
       NASHVILLE CAPITAL CORPORATION
--------------------------------------------------------------------------------
                    #3
      NEW SUBADVISORY AGREEMENT WITH                XXXXX
      DAVIS HAMILTON JACKSON & ASSOC.
--------------------------------------------------------------------------------
                    #4
      NEW SUBADVISORY AGREEMENT WITH                                 XXXXX
           PARKWAY ADVISORS, LP
--------------------------------------------------------------------------------

      Shareholders of each Fund will vote separately on Proposals applicable to their Fund. Proposals 3 and 4 are contingent on shareholder approval of the new Management Agreement with Nashville Capital Corporation under Proposals 1 and 2, respectively. Approval of the proposals require the affirmative vote of a "majority of the outstanding voting securities" of a Fund, provided a quorum is present. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of a Fund.

      Holders of record of shares of each Fund at the close of business on March 20, 2009 (the "Record Date") are entitled to notice of, and to vote at this Meeting and at any adjournments or postponements thereof. Shareholders of the Monteagle Quality Growth and Monteagle Select Value Funds will vote for the proposals.

      In the event that a quorum is present but sufficient votes (2/3rds) in favor of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any proposal. Any adjournment of the Meeting for the further solicitation of proxies as to any proposal will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

      The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the solicitation and meeting of this special proxy for the Monteagle Quality Growth and Monteagle Select Value Funds, will be paid by Nashville Capital Corporation and/or Parkway Advisors, LP. The total costs are estimated to be $3,000.


                                     2 of 22

               GENERAL - INTRODUCTORY INFORMATION ABOUT THE TRUST

      The Trust currently has six series or sub-trusts (each a "Fund" or collectively the "Funds"). It has two investment advisers responsible for specified Funds:

      Parkway Advisors, LP is the current investment adviser to the Monteagle Select Value Fund and Monteagle Quality Growth Fund pursuant to a Management Agreement with the Trust approved by shareholders of each Fund at a meeting held on January 11, 2008, as required by Section 15 of the Investment Company Act of 1940 (the "1940 Act") (the "Original Management Agreement").

      Nashville Capital Corporation is the current investment adviser of the Monteagle Fixed Income Fund, Monteagle Large Cap Growth Fund, Monteagle Informed Investor Growth Fund and Monteagle Value Fund pursuant to a Management Agreement with the Trust Trust approved by shareholders of each Fund at a meeting held on January 11, 2008, as required by Section 15 of the 1940 Act.

Parkway Advisors, LP and Nashville Capital Corporation (each an "Adviser" and collectively, the "Advisers") are currently the Advisers to their respective Funds.

If Proposals #1 and #2 covered by this Proxy Statement are approved, Nashville Capital Corporation will have two Management Agreements with the Trust - covering all Funds.

                                   PROPOSAL 1:

                            NEW MANAGEMENT AGREEMENT
                         (MONTEAGLE QUALITY GROWTH FUND)

      Parkway Advisors, LP is seeking to resign its position as investment adviser under the Original Management Agreement and has recommended to the Trustees that Nashville Capital Corporation become the investment adviser to all Funds in the complex including the Monteagle Quality Growth Fund. Additionally, Parkway has recommended that Davis, Hamilton Jackson & Assoc. remain the subadviser to the Monteagle Quality Growth Fund.

      Nashville  Capital  Corporation   proposes  to  accept  the  new  role  as
investment adviser to the Monteagle Quality Growth Fund pursuant to a new Management Agreement (the "New Management Agreement").

      The Original  Management  Agreement provides for changes to the Agreement.
Provisions  of  Section  11  of  that  agreement   covering   amendments  and/or
modifications are:

      "(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

      (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund."


                                     3 of 22

      Section 15 of the 1940 Act requires that the recommendation by the Advisers to change investment adviser for the Quality Growth Fund must be approved by Shareholders.

      At a meeting held on February 23, 2009, the Board, including a majority of the Independent Trustees, approved the recommended changes -- including the proposed New Management Agreement, and instructed that the proposed New Management Agreement be submitted to Shareholders for approval.

      Except for the named Adviser and the effective date, the New Management Agreement contains terms identical to the Original Management Agreement. These differences are set forth below. A form of the proposed Management Agreement is attached as Exhibit A.

      If the proposal is approved by shareholders of the Quality Growth Fund, the New Management Agreement will modify applicable provisions of the Original Management Agreement with respect to the Quality Growth Fund. If the proposal is not approved by shareholders, the Board will take such action as it deems to be in the best interests of the Quality Growth Fund.

COMPARISON OF ORIGINAL MANAGEMENT AGREEMENT AND NEW MANAGEMENT AGREEMENT

      The terms of the New Management Agreement, including the fees payable to the Adviser thereunder, are identical to those of the Original Management Agreement, except for the withdrawal of Parkway Advisors, LP and the effective date. Below is a comparison of certain terms of the Original Management Agreement to the terms of the New Management Agreement. The terms of the agreements address all the funds in the complex including the Quality Growth Fund. A form of the New Management Agreement is attached as Exhibit A.

      MANAGEMENT SERVICES. The services to be provided by the Adviser (Nashville Capital Corporation) to the Funds under the New Management Agreement will be identical to those services that were provided by Parkway Advisors, LP under the Original Management Agreement. Nashville Capital Corporation will be the Adviser responsible to manage the investment and reinvestment of the assets in each respective Fund. The Adviser makes all decisions with respect to the allocation of a Fund's investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. The Adviser makes decisions with respect to all purchases and sales of securities and other investment assets in each Fund respectively. Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Adviser or their affiliates. The Adviser reports to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and also keep the Board informed of important developments affecting the Trust, the Funds, Subadvisers and the Adviser. The Adviser may from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser's duties hereunder, and the cost of performance of such duties is borne and paid by the Adviser. The Adviser maintains records relating to their portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.

      The Adviser is also responsible for providing or, upon receipt of written approval of the Trust arranging for other companies to provide, the following services to the Funds in the manner and to the extent that such services are reasonably necessary for the operation of the Funds:


                                    4 of 22

      (1) accounting services and functions, including costs and expenses of any independent public accountants;

      (2) non-litigation related legal and compliance services, including the expenses of maintaining registration and qualification of the Trust and the Funds under federal, state and any other applicable laws and regulations;

      (3) dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder accounts);

      (4)   custodian and depository services and functions;

      (5)   distribution, marketing, and/or underwriting services;

      (6)   independent pricing services;

      (7) preparation of reports describing the operations of the Funds, including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Funds;

      (8) sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by the Adviser under the Management Agreement between the Trust and the Advisers), including maintenance of shareholder records and shareholder information concerning the status of their Fund(s) accounts by investment advisers, subadvisers, broker-dealers, financial institutions, and other organizations on behalf of the Adviser;

      (9) Shareholder and Board communication services, including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Funds' shareholders;

      (10) other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Funds, and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the 1940 Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

      EXPENSES. The terms of the Original Management Agreement and the New Management Agreement are identical and will not change.

      COMPENSATION. The provisions of the Original Management Agreement and the New Management Agreement regarding compensation are identical - except for the replacement of Parkway Advisors, LP by Nashville Capital Corporation. Just like the Original Management Agreement, Nashville


                                    5 of 22

Capital Corporation shall receive the same compensation from each Fund at an annual rate as follows (as outlined in the exhibit to the agreement):

--------------------------------------------------------------------------------
                                            ANNUAL FEE RATE AS A % OF THE FUND'S
      ADVISER                 FUND                    AVERAGE NET ASSETS
--------------------------------------------------------------------------------
                                                  First $25 Million 1.20%
Nashville Capital           Monteagle              Next $25 Million 1.15%
   Corporation         Quality Growth Fund         Next $50 Million .975%
                                                  Over $100 Million .875%
--------------------------------------------------------------------------------
                                                  First $25 Million 1.20%
Nashville Capital           Monteagle              Next $25 Million 1.15%
   Corporation          Select Value Fund          Next $50 Million .975%
                                                  Over $100 Million .875%
--------------------------------------------------------------------------------

      DURATION AND TERMINATION OF THE AGREEMENT. The Original Management Agreement is in effect for an initial two-year term and could be continued thereafter for successive one year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Management Agreement, it will take effect with respect to the Quality Growth Fund on May 1, 2009 upon approval and expire two years from that date, unless continued. The New Management Agreement may be continued for successive one-year periods thereafter if approved at least annually in the manner required by the 1940 Act.

      The Original Management Agreement and the New Management Agreement each provide that the Agreement may be terminated at any time with respect to the Quality Growth or Select Value Funds without the payment of any penalty by the applicable Fund or Adviser on sixty (60) days' written notice to the other party. Each applicable Fund may effect termination by action of the Board or by a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940 Act), accompanied by appropriate notice.

BOARD CONSIDERATIONS OF THE NEW MANAGEMENT AGREEMENT

      At a meeting held on February 23, 2009, the Board, including a majority of the Independent Trustees, unanimously approved the New Management Agreement, and recommends that shareholders of the Quality Growth Fund approve the New Management Agreement.

      In connection with the February 23, 2009 meeting, the Independent Trustees requested and evaluated information they deemed reasonably necessary to their review process during a meeting on January 30, 2009. The Board received information describing the services to be provided by Nashville Capital Corporation, including information about (i) the nature, extent and quality of services to be provided by the Adviser; (ii) the investment performance of the Quality Growth and Select Value Funds measured against appropriate benchmarks; and (iii) general information about the Adviser. The Independent Trustees were advised by experienced independent counsel throughout their deliberations.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed the functions performed by Nashville Capital Corporation and its personnel and the Adviser's investment and compliance oversight process. The Board also considered information concerning the Adviser's financial condition and the quality of services provided - including their review and coordination with and of sub-advisers of each applicable Fund. A representative of the Adviser was present at the Board meeting to discuss operations and performance. The Board also reviewed information on the performance of the Quality Growth Fund,


                                    6 of 22
along with the performance information of a relevant securities index and a group of peer funds. The Board noted Nashville Capital Corporation's ability to monitor the performance of the Funds under its management agreement with the Trust; and to assist the Subadvisors with evaluating and enhancing the performance of those Funds. Based on the information provided and the Board's previous experience with the Nashville Capital Corporation, the Board concluded that the nature and extent of the services provided and to be provided by the Adviser was appropriate and that the quality was good.

      FEES AND EXPENSES. The Board of Trustees considered the management fee rates proposed under the New Management Agreement. The Board noted that the fee rates of the New Management Agreement are identical to the fee rates under the Original Management Agreement; that the Agreements have a "universal fee" structure under which the Advisers receive a higher fee in exchange for the Advisers' agreement to pay all Trust/Fund expenses not excepted out - that is, to be paid by the Trust/Funds, under the Agreement; that the proposed amendment adds to the expenses to be paid by the Trust/Funds; and that the added expenses to be paid by the Trust/Funds are items typically under the exclusive discretion of the Board. The Board reviewed total expense ratio for the Quality Growth Fund in relation those of comparable funds. The Board also reviewed information associated with the Trustee Expenses and CCO fees which is the same under the Original Management Agreement and proposed New Management Agreement. The Board noted that the "universal fee" currently charged by Parkway Advisors, LP would not change with Nashville Capital Corporation and was competitive with the average for similar funds. The Board concluded that the management fee (including excepted expenses) was reasonable and appropriate in amount given the quality of services previously provided and currently proposed.

      PROFITABILITY. The Board considered information regarding the costs of services provided and profitability of the Adviser with respect to its fees received under the New Management Agreement. The Board concluded that the profits expected by Nashville Capital Corporation was not unreasonable.

      ECONOMIES OF SCALE. As part of its review of the New Management Agreement, the Board considered whether there will be economies of scale with respect to the management of the Funds by one Adviser and whether each Fund will benefit from any economies of scale. The Board noted the presence of breakpoints in the management fees that will provide shareholders with the benefit of lower expenses at higher asset levels. The Board concluded that, given the nature and size of the Fund and the costs of the Adviser in providing services, the management fee reflects an appropriate level of sharing of any economies of scale.

      OTHER BENEFITS TO THE ADVISERS. The Board noted that Nashville Capital Corporation indicated that it does not believe it will receive any fall-out benefits as a result of its relationship with the Quality Growth Fund. The Board also considered that Nashville Capital Corporation does not expect nor does it have any soft-dollar arrangements associated with the Funds.

      Based on all of the information considered, the Board, including the Independent Trustees, concluded that the terms of the New Management Agreement are fair and reasonable and that the New Management Agreement is in the best interests of its shareholders, and unanimously voted to approve the New Management Agreement with Nashville Capital Corporation on behalf of the Quality Growth Fund.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW MANAGEMENT AGREEMENT FOR THE MONTEAGLE QUALITY GROWTH FUND.


                                    7 of 22

                                   PROPOSAL 2:

                            NEW MANAGEMENT AGREEMENT
                          (MONTEAGLE SELECT VALUE FUND)

      Parkway Advisors, LP is seeking to resign its position as investment adviser under the Original Management Agreement and has recommended to the Board of Trustees that Nashville Capital Corporation become the investment adviser to all Funds in the complex including the Monteagle Select Value Fund. Additionally, Parkway Advisors, LP has recommended that the Board approve an agreement pursuant to which it, Parkway Advisors, LP, would become the subadviser to the Monteagle Select Value Fund.

      Nashville  Capital  Corporation   proposes  to  accept  the  new  role  as
investment adviser to the Monteagle Select Value Fund pursuant to a new Management Agreement (the "New Management Agreement").

      The Original Management Agreement provides for changes to the Agreement. The provisions of Section 11 of that agreement covering amendments and/or modifications are:

      "(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

      (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund."

      Section 15 of the 1940 Act requires that the recommendation by the Advisers to change investment adviser for the Select Value Fund must be approved by Shareholders.

      At a meeting held on February 23, 2009, the Board, including a majority of the Independent Trustees, approved the recommended changes -- including the proposed New Management Agreement, and instructed that the proposed New Management Agreement be submitted to Shareholders for approval.

      Except for the named Adviser and the effective date, the New Management Agreement contains terms identical to the Original Management Agreement. These differences are set forth below. A form of the proposed Management Agreement is attached as Exhibit A.

      If the proposal is approved by shareholders of the Select Value Fund, the New Management Agreement will modify applicable provisions of the Original Management Agreement with respect to the Select Value Fund. If the proposal is not approved by shareholders, the Board will take such action as it deems to be in the best interests of the Select Value Fund.

COMPARISON OF ORIGINAL MANAGEMENT AGREEMENT AND NEW MANAGEMENT AGREEMENT

      The terms of the New Management Agreement, including the fees payable to the Adviser thereunder, are identical to those of the Original Management Agreement, except for the withdrawal of Parkway Advisors, LP and the effective date. Below is a comparison of certain terms of the Original Management Agreement to the terms of the New Management Agreement. The terms of the agreements


                                    8 of 22
address all the funds in the complex including the Select Value Fund. A form of the New Management Agreement is attached as Exhibit A.

      MANAGEMENT SERVICES. The services to be provided by the Adviser (Nashville Capital Corporation) to the Funds under the New Management Agreement will be identical to those services that were provided by Parkway Advisors, LP under the Original Management Agreement. Nashville Capital Corporation will be the Adviser responsible to manage the investment and reinvestment of the assets in each respective Fund. The Adviser makes all decisions with respect to the allocation of a Fund's investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. The Adviser makes decisions with respect to all purchases and sales of securities and other investment assets in each Fund respectively. Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Adviser or their affiliates. The Adviser reports to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and also keep the Board informed of important developments affecting the Trust, the Funds, Subadvisers and the Adviser. The Adviser may from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser's duties hereunder, and the cost of performance of such duties is borne and paid by the Adviser. The Adviser maintains records relating to their portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.

      The Adviser is also responsible for providing or, upon receipt of written approval of the Trust arranging for other companies to provide, the following services to the Funds in the manner and to the extent that such services are reasonably necessary for the operation of the Funds:

      (1) accounting services and functions, including costs and expenses of any independent public accountants;

      (2) non-litigation related legal and compliance services, including the expenses of maintaining registration and qualification of the Trust and the Funds under federal, state and any other applicable laws and regulations;

      (3) dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder accounts);

      (4)   custodian and depository services and functions;

      (5)   distribution, marketing, and/or underwriting services;

      (6)   independent pricing services;

      (7) preparation of reports describing the operations of the Funds, including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Funds;

      (8) sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by the Adviser under the Management Agreement


                                    9 of 22
            between the Trust and the Advisers), including maintenance of shareholder records and shareholder information concerning the status of their Fund(s) accounts by investment advisers, subadvisers, broker-dealers, financial institutions, and other organizations on behalf of the Adviser;

      (9) Shareholder and Board communication services, including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Funds' shareholders;

      (10) other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Funds, and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the 1940 Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

      EXPENSES. The terms of the Original Management Agreement and the New Management Agreement are identical and will not change.

      COMPENSATION. The provisions of the Original Management Agreement and the New Management Agreement regarding compensation are identical - except for the replacement of Parkway Advisors, LP by Nashville Capital Corporation. Just like the Original Management Agreement, Nashville Capital Corporation shall receive the same compensation from each Fund at an annual rate as follows (as outlined in the exhibit to the agreement):

--------------------------------------------------------------------------------
                                            ANNUAL FEE RATE AS A % OF THE FUND'S
     ADVISER                  FUND                    AVERAGE NET ASSETS
--------------------------------------------------------------------------------
                                                  First $25 Million 1.20%
Nashville Capital           Monteagle              Next $25 Million 1.15%
   Corporation         Quality Growth Fund         Next $50 Million .975%
                                                  Over $100 Million .875%
--------------------------------------------------------------------------------
                                                  First $25 Million 1.20%
Nashville Capital           Monteagle              Next $25 Million 1.15%
   Corporation          Select Value Fund          Next $50 Million .975%
                                                  Over $100 Million .875%
--------------------------------------------------------------------------------

      DURATION AND TERMINATION OF THE AGREEMENT. The Original Management Agreement is in effect for an initial two-year term and could be continued thereafter for successive one year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Management Agreement, it will take effect with respect to the Select Value Fund on May 1, 2009 upon approval and expire two years from that date, unless continued. The New Management Agreement may be continued for successive one-year periods thereafter if approved at least annually in the manner required by the 1940 Act.

      The Original Management Agreement and the New Management Agreement each provide that the Agreement may be terminated at any time with respect to the Select Value or Select Value Funds without the payment of any penalty by the applicable Fund or Adviser on sixty (60) days' written notice to the other party. Each applicable Fund may effect termination by action of the Board or by a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940 Act), accompanied by appropriate notice.


                                    10 of 22

BOARD CONSIDERATIONS OF THE NEW MANAGEMENT AGREEMENT

      At a meeting held on February 23, 2009, the Board, including a majority of the Independent Trustees, unanimously approved the New Management Agreement, and recommends that shareholders of the Select Value Fund approve the New Management Agreement.

      In connection with the February 23, 2009 meeting, the Independent Trustees requested and evaluated information they deemed reasonably necessary to their review process during a meeting on January 30, 2009. The Board received information describing the services to be provided by Nashville Capital Corporation, including information about (i) the nature, extent and quality of services to be provided by the Adviser; (ii) the investment performance of the Select Value and Select Value Funds measured against appropriate benchmarks; and
(iii) general information about the Adviser. The Independent Trustees were advised by experienced independent counsel throughout their deliberations.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed the functions performed by Nashville Capital Corporation and its personnel and the Adviser's investment and compliance oversight process. The Board also considered information concerning the Adviser's financial condition and the quality of services provided - including their review and coordination with and of sub-advisers of each applicable Fund. A representative of the Adviser was present at the Board meeting to discuss operations and performance. The Board also reviewed information on the performance of the Select Value Fund, along with the performance information of a relevant securities index and a group of peer funds. The Board noted Nashville Capital Corporation's ability to monitor the performance of the Funds under its management agreement with the Trust; and to assist the Subadvisors with evaluating and enhancing the performance of those Funds. Based on the information provided and the Board's previous experience with the Nashville Capital Corporation, the Board concluded that the nature and extent of the services provided and to be provided by the Adviser was appropriate and that the quality was good.

      FEES AND EXPENSES. The Board of Trustees considered the management fee rates proposed under the New Management Agreement. The Board noted that the fee rates of the New Management Agreement are identical to the fee rates under the Original Management Agreement; that the Agreements have a "universal fee" structure under which the Advisers receive a higher fee in exchange for the Advisers' agreement to pay all Trust/Fund expenses not excepted out - that is, to be paid by the Trust/Funds, under the Agreement; that the proposed amendment adds to the expenses to be paid by the Trust/Funds; and that the added expenses to be paid by the Trust/Funds are items typically under the exclusive discretion of the Board. The Board reviewed total expense ratio for the Select Value Fund in relation those of comparable funds. The Board also reviewed information associated with the Trustee Expenses and CCO fees which is the same under the Original Management Agreement and proposed New Management Agreement. The Board noted that the "universal fee" currently charged by Parkway Advisors, LP would not change with Nashville Capital Corporation and was competitive with the average for similar funds. The Board concluded that the management fee (including excepted expenses) was reasonable and appropriate in amount given the quality of services previously provided and currently proposed.

      PROFITABILITY. The Board considered information regarding the costs of services provided and profitability of the Adviser with respect to its fees received under the New Management Agreement. The Board concluded that the profits expected by Nashville Capital Corporation was not unreasonable.

      ECONOMIES OF SCALE. As part of its review of the New Management Agreement, the Board considered whether there will be economies of scale with respect to the management of the Funds by one Adviser and whether each Fund will benefit from any economies of scale. The Board noted the presence of breakpoints in the management fees that will provide shareholders with the benefit of lower expenses


                                    11 of 22
at higher asset levels. The Board concluded that, given the nature and size of the Fund and the costs of the Adviser in providing services, the management fee reflects an appropriate level of sharing of any economies of scale.

      OTHER BENEFITS TO THE ADVISERS. The Board noted that Nashville Capital Corporation indicated that it does not believe it will receive any fall-out benefits as a result of its relationship with the Select Value Fund. The Board also considered that Nashville Capital Corporation does not expect nor does it have any soft-dollar arrangements associated with the Funds.

      Based on all of the information considered, the Board, including the Independent Trustees, concluded that the terms of the New Management Agreement are fair and reasonable and that the New Management Agreement is in the best interests of its shareholders, and unanimously voted to approve the New Management Agreement with Nashville Capital Corporation on behalf of the Select Value Fund.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW MANAGEMENT AGREEMENT FOR THE MONTEAGLE SELECT VALUE FUND.


                                    12 of 22

                                   PROPOSAL 3:

                            NEW SUBADVISORY AGREEMENT
                         (MONTEAGLE QUALITY GROWTH FUND)

      Parkway Advisors, LP currently serves as the Quality Growth Fund's investment adviser pursuant to the Original Management Agreement with the Trust. It is being proposed, under Proposal #1 that Nashville Capital Corporation replace Parkway Advisors, LP as the Fund's Adviser. An adviser is permitted to delegate to a subadviser certain of the portfolio management services the adviser is to perform under the Original or proposed New Management Agreement. Pursuant to a Subadvisory Agreement with the Trust and Parkway Advisores, LP, dated October 19, 2007 ("Original Subadvisory Agreement"), Davis, Hamilton,
Jackson & Assoc. (the "Subadviser") serves as subadviser to the Monteagle Quality Growth Fund. The Subadviser is not proposed to be replaced.

      The Original Subadvisory Agreement (previously approved at the October 19, 2007 Shareholder meeting), as required by Section 15 of the 1940 Act, provides for an automatic termination in the event of an assignment, material modification or termination of the Management Agreement. The change of adviser proposed in Proposal #1 constitutes a termination of the Original Management Agreement. As a consequence, the Original Subadvisory Agreement will terminate if Proposal #1 is approved.

      The provisions of Section 6 of the Original Subadvisory Agreement covering an assignment and termination are:

            SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

            (a) This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

            (b) This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from the date of its effectiveness and may only continue in effect for successive annual periods with respect to the Fund under such separate Agreement; provided that such continuance is specifically approved (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if new Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

            (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or
            (ii) by the Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Management Agreement.


                                    13 of 22

Therefore, due to the change in the Original Management Agreement and change in Adviser to the Original Subadvisory Agreement, the Shareholders need to approve a new subadvisory agreement. New Subadvisory Agreement.

      At a meeting held on February 23, 2009, the Board, including a majority of the Independent Trustees, approved the recommended changes -- including the proposed New Subadvisory Agreement among the Trust, Nashville Capital Corporation and Davis, Hamilton, Jackson & Assoc., and instructed that the proposed New Subadvisory Agreement be submitted to Shareholders for approval.

      Except for the named Adviser and the effective date, the New Subadvisory Agreement contains terms identical to the Original Subadvisory Agreement. These differences are set forth below. A form of the proposed Management Agreement is attached as Exhibit B.

COMPARISON OF ORIGINAL SUBADVISORY AGREEMENT AND NEW SUBADVISORY AGREEMENT

      The terms of the New Subadvisory Agreement, including fees payable to the Subadviser by the Monteagle Quality Growth Fund thereunder, are identical to those of the Original Subadvisory Agreement, except for the change in Adviser and the effective date. If approved by shareholders of the Monteagle Quality Growth Fund, the New Subadvisory Agreement will become effective May 1, 2009 and continue in effect for an initial two (2) year period and year to year thereafter if such continuance is approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Subadvisory Agreement to the terms of the New Subadvisory Agreement.

      SUBADVISORY SERVICES. The services to be provided by the Subadviser to the Monteagle Quality Growth Fund under the New Subadvisory Agreement will be identical to those services that were provided by the Subadviser under the Original Subadvisory Agreement. Both the Original Subadvisory Agreement and the New Subadvisory Agreement provide advisory services, including (i) developing, recommending and implementing an investment program and strategy, (ii) research and analysis relative to the investment program and (iii) determining what securities will be purchased and sold by the Monteagle Quality Growth Fund and what portion of the assets of the Monteagle Quality Growth Fund should be held in cash or cash equivalents subject to the fundamental policies of the Monteagle Quality Growth Fund, as reflected in the Trust's Registration Statement filed with the SEC, as such Registration Statement is amended from time to time.

      EXPENSES. The provisions of the New Subadvisory Agreement regarding expenses are identical to the provisions of the Original Subadvisory Agreement. Under the terms of the Original Subadvisory Agreement and New Subadvisory Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties.

      COMPENSATION. The provisions of the Original Subadvisory Agreement and the New Subadvisory Agreement regarding compensation are identical except that Nashville Capital Corporation will be responsible to pay the Subadviser. Under the Original Subadvisory Agreement and New Subadvisory Agreement for the Monteagle Quality Growth Fund, the Adviser pays the Subadviser the following fee:

                                              ANNUAL FEE RATE FOR
FUND OF THE TRUST                            NET ASSETS OF THE FUND

Monteagle Quality Growth Fund                    0.30% (30 bps)


                                    14 of 22

      DURATION AND TERMINATION OF THE AGREEMENT. The Original Subadvisory Agreement for the Monteagle Quality Growth Fund originally was in effect for an initial two (2) year term and could be continued thereafter for successive one year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Monteagle Quality Growth Fund approve the New Subadvisory Agreement for the Monteagle Quality Growth Fund, it will take effect on May 1, 2009 (subject to shareholder approval) and expire on April 30, 2011, unless continued. The New Subadvisory Agreement may be continued for successive one-year periods thereafter if approved at least annually in the matter required by the 1940 Act.

      The Original Subadvisory Agreement and New Subadvisory Agreement provide that the agreement may be terminated at any time without payment of any penalty by the Monteagle Quality Growth Fund or Subadviser on thirty (30) days' written notice to the other party. The Monteagle Quality Growth Fund may effect termination by action of the Board or by a majority of the outstanding voting securities of the Monteagle Quality Growth Fund (as defined in the 1940 Act), accompanied by appropriate notice.

      LIABILITY OF THE SUBADVISER. The Original Subadvisory Agreement and New Subadvisory Agreement provides that the Subadviser will not be liable for any losses incurred by the Trust, the Monteagle Quality Growth Fund, or the Adviser, that arise out of or are in any way connected with any recommendation or other act or failure to act of the Subadviser, including, but not limited to, any error in judgment with respect to the Monteagle Quality Growth Fund, so long as such recommendation or other act or failure to act does not constitute a breach of the Subadviser's fiduciary duty to the Trust, the Fund, or the Adviser.

BOARD CONSIDERATIONS OF THE NEW SUBADVISORY AGREEMENT

      At the Board meetings held on February 23, 2009, the Board of Trustees, including a majority of the Independent Trustees unanimously approved the New Subadvisory Agreement and recommends their approval to shareholders.

      Prior to the February 23, 2009 meeting, the Board, including the Independent Trustees, reviewed and evaluated materials received in connection with the Original Subadvisory Agreement as well as updated information and performance reports. The Independent Trustees have previously received a memorandum from counsel to the Independent Trustees describing their duties in connection with contract approvals. The Independent Trustees requested and evaluated information they deemed reasonably necessary as part of the review process. After reviewing all of the information and considering all prior dealings with the Subadviser, the Independent Trustees recommended approval of the New Subadvisory Agreement to the full Board.

      As a result of the process described above, the Board discussed information describing the services to be provided by the Subadviser, including information about (i) the nature, extent and quality of services to be provided by the Subadviser; (ii) the proposed subadvisory fee rates relative to a peer group; (iii) the investment performance of the Monteagle Quality Growth Fund measured against appropriate benchmarks; and (iv) general information about the Subadviser. The Independent Trustees were advised by experienced independent counsel throughout their deliberations.


                                    15 of 22

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board discussed the functions performed by the Subadviser, the portfolio management team and support staff of the Subadviser and the Subadviser's investment strategy and process for the Monteagle Quality Growth Fund, the Subadviser's financial condition, and considered the quality of services provided. The Board also reviewed information on the performance of the Monteagle Quality Growth Fund, along with the performance information of a relevant securities index and a group of peer funds; noting that Davis, Hamilton, Jackson & Assoc. strictly adhered to the style designated for the Fund, that its performance in the recent market turmoil was ahead of many of its peers. Based on the information provided and the Board's previous experience with the Subadviser, the Board concluded that the nature and extent of the services provided and to be provided by the Subadviser were appropriate and that the quality was good.

      FEES. The Board considered the subadvisory fee rates proposed under the New Subadvisory Agreement. The Board noted that the fee rates under the New Subadvisory Agreement are identical to the fee rates under the Original Subadvisory Agreement. The Board noted that the fee charged by the Subadviser for the Monteagle Quality Growth Fund was competitive and below the average for similar funds. The Board concluded that the subadvisory fee was reasonable and appropriate in amount given the services provided.

      PROFITABILITY. The Board discussed the profitability information previously provided by the Subadviser with respect to its fees received under the Original Subadvisory Agreement. The Board considered that the subadvisory fee rates were negotiated at arm's length between the New Adviser and the Subadviser, and that the Subadviser would be paid by the New Adviser. The Board concluded that the profits realized by the Subadviser were not unreasonable.

      ECONOMIES OF SCALE. As part of its review of the New Subadvisory Agreement, the Board considered whether there will be economies of scale with respect to the management of the Monteagle Quality Growth Fund and whether the Monteagle Quality Growth Fund will benefit from any economies of scale. The Board noted that the Subadviser has represented that economies of scale might be realized as a result of asset growth. The Board noted the presence of breakpoints in the management fees that will provide shareholders with the benefit of lower expenses at higher asset levels. The Board considered that for the Monteagle Quality Growth Fund that, given the nature and size of the Fund and the costs of the Subadviser in providing portfolio management services, the subadvisory fee reflects an appropriate level of sharing of any economies of scale.

      OTHER BENEFITS TO THE SUBADVISER. The Board noted that the Subadviser has indicated that the Subadviser does not believe it receives any fall-out benefits as a result of its relationship with the Monteagle Quality Growth Fund itself. However, the Board considered that the Subadviser has soft-dollar arrangements on behalf of its equity portfolios including the Monteagle Quality Growth Fund.

      Based on all of the information considered and the conclusions reached, the Board determined that the terms of the New Subadvisory Agreement are fair and reasonable and that the New Subadvisory Agreement is in the best interests of the Monteagle Quality Growth Fund.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT FOR YOUR MONTEAGLE QUALITY GROWTH FUND.


                                    16 of 22

                                   PROPOSAL 4

                            NEW SUBADVISORY AGREEMENT
                          (MONTEAGLE SELECT VALUE FUND)

      Parkway Advisors, LP currently serves as the Select Value Fund's investment adviser pursuant to the Original Management Agreement with the Trust. It is being proposed that Nashville Capital Corporation replace Parkway Advisors, LP as the Fund's investment adviser. An adviser is permitted to delegate to a subadviser certain of the portfolio management services the adviser is to perform under the Original or proposed New Management Agreement. In connection with proposing the New Management Agreement, the Boeard of Trustees and Nashville Capital Corporation have agreed that a delegation of the day-to-day managing of the Monteagle Select Value Fund portfolio should be continued by Parkway Advisors, LP and have determined that it is in the Shareholders' best interest. Therefore, the Trust seeks your approval of a new subadvisory agreement ("New Subadvisory Agreement") between Nashville Capital Corporation, the Trust and Parkway Advisors, LP. A form of the proposed New Subadvisory Agreement is attached as Exhibit C.

      Section 15 of the 1940 Act requires that the New SubAdvisory Agreement for the Select Value Fund be approved by Shareholders.

      At a meeting held on February 23, 2009, the Board, including a majority of the Independent Trustees, approved the proposed New Subadvisory Agreement, and instructed that the proposed New Subadvisory Agreement be submitted to Shareholders for approval.

      The New Subadvisory Agreement provides that Parkway will provide the day-to-day management of the Monteagle Select Value Fund's investment portfolio. The New Adviser will pay certain operating expenses of the Fund and Subadvisor fees.

      If the New Subadvisory Agreement is approved by the Monteagle Select Value Fund shareholders, it will be effective May 1, 2009 and remain in effect, unless earlier terminated, for an initial term of two (2) years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of each Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the New Subadvisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

      Approval of the New Subadvisory Agreement will permit the Monteagle Select Value Fund to continue employing an investment strategy under which Nashville Capital Corporation will supervise the investments made by Parkway Advisors, LP. The Board of Trustees believes that Parkway Advisors, LP will continue to provide the Monteagle Select Value Fund the level of service expected from a qualified professional manager.

PROVISIONS OF NEW SUBADVISORY AGREEMENT

[In the discussion of the New Subadvisory Agreement for the Select Value Fund the term "Subadviser" will refer to Parkway Advisors, LP.]

      SUBADVISORY SERVICES. Under the terms of the New Subadvisory Agreement, the Subadviser has responsibility for the investment and reinvestment of the assets of the Select Value Fund. Subadviser is authorized to place orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion. Commissions paid to brokers or dealers may be determined by


                                    17 of 22
research and trading services provided along with the best execution available for the client. Commissions may also be used to pay for third-party research services through "soft dollar" arrangements. Such services may include research on proxy issues, economic and business cycle research and industry/company specific reports. Subadviser will furnish at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. Subadviser will also furnish to Nashville Capital Corporation and/or Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

      TERMINATION. The New Subadvisory Agreement is terminable with respect to the Select Fund without the payment of a penalty by the Board, by a vote of a majority of the voting securities (as defined by the 1940 Act) of the applicable Fund on 60 days' written notice to the investment adviser and subadviser, or by the investment adviser and/or subadviser on 60 days' written notice to the Trust, and will terminate immediately upon its assignment. The terms of the New Subadvisory Agreement obligates Subadviser to manage the Select Fund in accordance with applicable laws and regulations. The provision of investment advisory services to the Select Fund is not exclusive under the terms of the agreements. Nashville Capital Corporation and Subadviser are free to and do render investment advisory services to others.

      APPROVAL. The New Subadvisory Agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

      LIABILITY. The New Subadvisory Agreement provides that the Subadviser will not be liable for any losses incurred by the Trust, the Monteagle Select Value Fund, or Nashville Capital Corporation, that arise out of or are in any way connected with any recommendation or other act or failure to act of the Subadviser, including, but not limited to, any error in judgment with respect to the Monteagle Select Value Fund, so long as such recommendation or other act or failure to act does not constitute a breach of the Subadviser's fiduciary duty to the Trust, the Select Fund, or the New Adviser.

      Parkway is and shall remain registered as an investment adviser with the United States Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940.

      FEES AND EXPENSES. The New Adviser, not the Shareholders of the Select Fund, is responsible for paying for the Subadviser fees. The subadvisory fee is accrued daily by the Select Fund and is paid by the New Adviser monthly based on average net assets for the previous month. Parkway has been the portfolio manager of the Monteagle Select Value Fund and has agreed to the rates outlined below to continue as the Subadviser. Parkway has agreed, for two years, to receive the following fees:

                                            ANNUAL FEE RATE FOR
FUND OF THE TRUST                         NET ASSETS OF THE FUND

Monteagle Select Value Fund                   0.50% (50 bps)

BOARD CONSIDERATIONS OF THE NEW SUBADVISORY AGREEMENT

      At the Board meetings held on February 23, 2009, the Board of Trustees, including a majority of the Independent Trustees unanimously approved the New Subadvisory Agreement and recommends its approval to shareholders of the Select Value Fund.


                                    18 of 22

      Prior to the February 23, 2009 meeting, the Board, including the Independent Trustees, reviewed and evaluated materials received in connection with the Original Management Agreement as well as updated information and performance reports. The Independent Trustees have previously received a memorandum from counsel to the Independent Trustees describing their duties in connection with contract approvals. The Independent Trustees requested and evaluated information they deemed reasonably necessary as part of the review process. After reviewing all of the information and considering all prior dealings with Parkway Advisors, LP, the Independent Trustees recommended approval of the New Subadvisory Agreement to the full Board.

      As a result of the process described above, the Board discussed information describing the services to be provided by the Subadviser, including information about (i) the nature, extent and quality of services to be provided by the Subadviser; (ii) the proposed subadvisory fee rates relative to a peer group; (iii) the investment performance of the Monteagle Select Value Fund measured against appropriate benchmarks; and (iv) general information about the Subadviser. The Independent Trustees were advised by experienced independent counsel throughout their deliberations.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board discussed the functions performed by the Subadviser, the portfolio management team and support staff of the Subadviser and the Subadviser's investment strategy and process for the Monteagle Select Value Fund, the Subadviser's financial condition, and considered the quality of services provided. The Board also reviewed information on the performance of the Monteagle Select Value Fund, along with the performance information of a relevant securities index and a group of peer funds; noting that Parkway Advisors, LP endeavored to strictly adhered to the style designated for the Fund, that the value style of investing was difficult during the past year, and that its performance in the recent market turmoil was consistent with the benchmark index and many of its peers. Based on the information provided and the Board's previous experience with the Subadviser, the Board concluded that the nature and extent of the services provided and to be provided by the Subadviser were appropriate and that the quality was good.

      FEES. The Board considered the subadvisory fee rates proposed under the New Subadvisory Agreement. The Board noted that the subadvisory fee rates under the New Subadvisory Agreement for the Monteagle Select Value Fund was competitive for similar funds. The Board concluded that the subadvisory fee was reasonable and appropriate in amount given the services provided.

      PROFITABILITY. The Board discussed the profitability of the Subadviser with respect to fees received under the Original Subadvisory Agreement. The Board considered that the subadvisory fee rates were negotiated at arm's length between the New Adviser and the Subadviser, and that the Subadviser would be paid by the New Adviser. The Board concluded that the profits realized by the Subadviser were not unreasonable.

      ECONOMIES OF SCALE. As part of its review of the New Subadvisory Agreement, the Board considered whether there will be economies of scale with respect to the management of the Monteagle Select Value Fund and whether the Monteagle Select Value Fund will benefit from any economies of scale. The Board noted that the Subadviser has represented that economies of scale might be realized as a result of asset growth. The Board noted the presence of breakpoints in the management fees that will provide shareholders with the benefit of lower expenses at higher asset levels. The Board concluded for the Monteagle Select Value Fund that, given the nature and size of the Select Value Fund and the costs of the Subadviser in providing portfolio management services, the subadvisory fee reflects an appropriate level of sharing of any economies of scale.

      OTHER BENEFITS TO THE SUBADVISER. The Board noted that the Subadviser has indicated that the Subadviser does not believe it receives any fall-out benefits as a result of its relationship with the Monteagle Select Value Fund itself. Additionally, the Board considered that the Subadviser does not


                                    19 of 22
have any soft-dollar arrangements on behalf of its equity portfolios including the Monteagle Select Value Fund.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the New Subadvisory Agreement are fair and reasonable and that the New Subadvisory Agreement is in the best interests of the Monteagle Select Value Fund.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT FOR YOUR MONTEAGLE SELECT VALUE FUND.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT VOTING AND THE SPECIAL SHAREHOLDER MEETING

      GENERAL. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Meeting of the Fund. The Meeting will be held at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on April 17, 2009 at 10:00 a.m. Eastern time. The Notice of the Special Meeting of Shareholders, the Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to shareholders on or about March 30, 2009.

      Only shareholders of record of the Fund at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each share is entitled to one vote, with fractional shares voting proportionally.

      As of the Record Date, each Fund had the following shares outstanding:

                        FUNDS                        NUMBER OF SHARES
            ----------------------------------     ---------------------
            Monteagle Quality Growth Fund          _____________________
            Monteagle Select Value Fund            _____________________

      As of the Record Date, the Monteagle Quality Growth Fund had ___________ shares outstanding; Charles Schwab & Co., Inc, 101 Montgomery Street, San Francisco, California 94104, owned of record ______% of the Fund's outstanding shares; Hubco Regions Financial Corp, 298 West Valley Ave, Birmingham, Alabama 35209, owned of record _____% of the Fund's outstanding shares; and Band & Co c/o US Bank Trustee, P.O. Box 1787, Milwaukee, Wisconsin 53201, owned of record _____% of the Fund's outstanding shares. No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of the Monteagle Quality Growth Fund's outstanding shares on the record date.

      As of the Record Date,  the Monteagle  Select Value Fund had  ____________
shares outstanding; Hubco Regions Financial Corp, 298 West Valley Ave, Birmingham, Alabama 35209, owned of record _____% of the Fund's outstanding shares; and Hubco Regions Financial Corp, 250 Riverchase Parkway E, Birmingham, Alabama 35209, owned of record _____% of the Fund's outstanding shares. No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of the Monteagle Select Value Fund's outstanding shares on the record date.

      INVESTMENT ADVISER. Nashville Capital Corporation currently manages the Monteagle Fixed Income Fund, Monteagle Value Fund, Monteagle Large Cap Growth Fund and Monteagle Informed


                                    20 of 22

Investor Fund. Nashville Capital Corporation is located at 209 10th Avenue South, Suite 332, Nashville, Tennessee 37203.

      INVESTMENT ADVISER. Parkway Advisors, LP currently manages the Monteagle Quality Growth Fund and Monteagle Select Value Fund. Parkway Advisors, LP is located at 6550 Directors Parkway, Abilene, Texas 79606.

      PRINCIPAL UNDERWRITER. Ultimus Fund Distributors, LLC is the principal underwriter for the Trust and agent for the distribution of all Monteagle Fund shares. Ultimus Fund Distributors, LLC. is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

      ADMINISTRATOR. Ultimus Fund Solutions, LLC serves as fund accountant, Transfer Agent and Administrator for the Trust. Ultimus Fund Solutions, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

      CUSTODIAN. State Street serves as custodian for the Trust.

      EXPENSES. The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the solicitation of this special proxy for the Monteagle Quality Growth and Monteagle Select Value Funds, will be paid by Nashville Capital Corporation and/or Parkway Advisors, LP. The total costs are estimated to be $3,000.

      REQUIRED VOTE AND QUORUM. Approval of the proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund, provided a quorum is present. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of a Fund.

      A quorum to conduct business consists of a majority of the shares entitled
to  vote  at  a  shareholder   meeting.   A  lesser  number  is  sufficient  for
adjournments.

      For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "nonvotes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions and broker nonvotes will have the effect of a "no" vote.

      REVOCATION OF PROXIES AND VOTING INSTRUCTIONS. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

      PROPOSALS OF SHAREHOLDERS. The Trust does not generally hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders' meetings, the anticipated date of the next shareholders' meeting (if any) cannot be provided. Shareholders wishing to submit proposal for inclusion in a proxy statement for a subsequent shareholders' meeting of the Trust should send their written proposal to the Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Proposals be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.


                                    21 of 22

      OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Board is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of your Fund.

      THE TRUST WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, A COPY OF ITS ANNUAL AND SEMI-ANNUAL REPORT. SHAREHOLDERS CAN REQUEST A COPY BY (1) CALLING 1-888-263-5593 OR (2) WRITING TO THE FUND AT 225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OHIO 45246. IF SEVERAL SHAREHOLDERS LIVING AT THE SAME ADDRESS RECEIVE ONLY ONE COPY OF THE PROXY MATERIALS, THEY SHOULD CONTACT THE FUND TO REQUEST ADDITIONAL SETS.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS APPLICABLE TO YOUR FUND.

      PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board,

/s/ Paul B. Ordonio

Paul B. Ordonio, JD
Secretary


                                    22 of 22

                                                                       EXHIBIT A

                                 MONTEAGLE FUNDS
                              MANAGEMENT AGREEMENT

      AGREEMENT made as of the 1st day of May, 2009, by and between Monteagle Funds (the "Trust"), a Delaware business trust with its principal office and place of business at 209 Tenth Avenue South, Suite 332, Nashville, Tennessee 37203 and Nashville Capital Corporation ("Nashville"), a Tennessee corporation, with its principal office and place of business at 209 Tenth Avenue South, Suite 332, Nashville, Tennessee 37203 (the "Adviser").

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series; and

      WHEREAS, the Adviser is authorized to act as an investment adviser under the Investment Adviser Act of 1940, and engage in the advisory business and the provision of certain other administrative and recordkeeping services in connection therewith; and

      WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto (each, a "Fund" and collectively, the "Funds"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement; and

      WHEREAS, the Trust wishes to engage Adviser, to provide, or arrange for the provision of, certain operational services which are necessary for the day-to-day operations of the Funds set forth in Appendix A attached to this Agreement, as amended from time to time by agreement of the parties, in the manner and on the terms and conditions hereinafter set forth, and Adviser wishes to accept such engagement; and

      WHEREAS, the Trust and the Adviser desire to enter into the arrangements described herein relating to certain expenses of the Trusts;

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

      (a) The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each respective Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Adviser accepts its employment and agrees to render its services for the compensation set forth herein.

      (b) In connection therewith, the Trust has delivered to the Adviser copies of: (i) the Trust's Trust Instrument (as amended from time to time, "Organic Documents"); (ii) the

Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"); (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"); (iv) each plan of distribution or similar document (if any) adopted by the Trust under Rule 12b-1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document (if any) adopted by the Trust ("Service Plan"); and (v) all procedures adopted by the Trust with respect to the Funds (e.g., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Adviser: (x) a copy of the resolution of the Board of Trustees of the Trust (the "Board") appointing the Adviser and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Funds; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable them to perform its duties pursuant to this Agreement.

      (c) The Adviser has delivered to the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST

      (a) The Trust will pay to Adviser on the last day of each month a fee at an annual rate outlined in Appendix A subject to this Agreement, such fee to be computed daily based upon the net asset value of the Fund(s) as determined by a valuation made in accordance with the Trust's procedure for calculating Fund net asset value as described in the Trust's Prospectus and/or Statement of Additional Information. During any period when the determination of a Portfolio's net asset value is suspended by the Trustees of the Trust, the net asset value of a share of the Fund(s) as of the last business day prior to such suspension shall, for the purpose of this Paragraph 2(a), be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

      (b) The Trust will, from time to time, furnish or otherwise make available to Adviser such information relating to the business and affairs of the Fund(s) as Adviser may reasonably require in order to discharge its duties and obligations hereunder. Additionally, the Trust shall cause all service providers to the Trust to furnish information to the Adviser, and assist the Adviser as may be required.

SECTION 3. DUTIES OF THE ADVISER

      (a) The Adviser shall make all decisions with respect to the allocation of a Fund's investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund respectively. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

      Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

      (b) The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds, Subadviser and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

      (c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser' duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

      (d) The Adviser will report to the Board all material matters. On an annual basis, the Adviser shall report on its compliance with its Code to the Board and upon the written request of the Trust, the Adviser shall permit the Trust, or its representatives to examine the reports required to be made to the Adviser under the Code. The Adviser will notify the Trust of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change.

      (e) The Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this

Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

      (f) The Adviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

      (g) The Adviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

      (h) The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

      (i) The Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

      (j) The Trust hereby retains Adviser to provide, or, upon receipt of written approval of the Trust arrange for other companies to provide, the following services to the Fund(s) in the manner and to the extent that such services are reasonably necessary for the operation of the Funds(s) (collectively, the "Services"):

            (1) accounting services and functions, including costs and expenses of any independent public accountants;

            (2) non-litigation related legal and compliance services, including the expenses of maintaining registration and qualification of the Trust and the Fund(s) under federal, state and any other applicable laws and regulations;

            (3) dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Portfolio accounts);

            (4) custodian and depository services and functions;

            (5) distribution, marketing, and/or underwriting services;

            (6) independent pricing services;

            (7) preparation of reports describing the operations of the Fund(s), including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Fund(s);

            (8) sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by Adviser under the Investment Advisory Agreement between the Trust and Adviser, including maintenance of shareholder records and shareholder information concerning the status of its Fund(s) accounts by investment adviser, subadviser, broker-dealers, financial institutions, and other organizations on behalf of Adviser;

            (9)  Shareholder  and  Board  of  Trustee  communication   services,
      including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Trust's Fund shareholders, as well as all expenses of shareholders' and Board of Trustee' meetings, including the compensation and reimbursable expenses of the Trustees of the Trust;

            (10) other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Fund(s), and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

      (k) Notwithstanding the provisions of Paragraph 3(j) above, the Services shall not include and Adviser will not be responsible for any of the following:

            (1) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or the Fund(s) in connection with securities transactions to which the Trust or the Fund(s) is a party or in connection with securities owned by the Trust or the Fund(s);

            (2) the interest on indebtedness, if any, incurred by the Trust or the Fund(s);

            (3)  the  taxes,  including  franchise,   income,  issue,  transfer,
      business license, and other corporate fees payable by the Trust or the Fund(s) to federal, state, county, city, or other governmental agents;

            (4) the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust or the Fund(s);

            (5) any non-interested Trustee fee(s); and

            (6) any other extraordinary expense of the Trust or Fund(s).

      (l) Adviser assume and shall pay for maintaining the staff, personnel, space, equipment and facilities necessary to perform its obligations under this Agreement.

SECTION 4. COMPENSATION; EXPENSES

      (a) In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

      (b) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act; and

      (c) The Trust shall be responsible for and assumes the obligation for payment of: (i) advisory fees payable under this Agreement; (ii) costs of membership in trade associations; (iii) any expenses recouped by the Adviser;
(iv) SEC registration fees and related expenses; (v) any non-interested Trustee fees; and (vi) any extraordinary Trust expenses.

      (d) The Adviser shall jointly and separately be responsible for and assumes the obligation for payment of all of the Trust's expenses, including:
(i) the fees payable to each administrator under an agreement between the administrator and the Trust; (ii) expenses of issue, repurchase and redemption of Shares; (iii) premiums of insurance for the Trust, the Trustees and officers and fidelity bond premiums; (iv) fees and expenses of third parties, including the Trust's independent accountant, custodian, transfer agent, dividend disbursing agent and fund accountant (unless extraordinary); (v) fees of pricing, interest, dividend, credit and other reporting services; (vi) telecommunications expenses; (vii) funds transmission expenses; (viii) auditing, legal and compliance expenses (unless extraordinary); (ix) costs of forming the Trust and maintaining its existence; (x) costs of preparing, filing and printing the Trust's Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xi) expenses of meetings of shareholders and proxy solicitations; (xii) costs of reproduction, stationery, supplies and postage;
(xiii) the costs of personnel (who may be employees of the Adviser, an administrator or its respective affiliated persons) performing services for the Trust; (xiv) costs of Board, Board committee, and other corporate meetings; (xv) all interested Trustee fees; (xvi) state, territory or foreign securities laws registration fees and related expenses; and (xvii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar manners.

SECTION 5. STANDARD OF CARE

      (a) The Trust shall expect of Adviser, and the Adviser will give the Trust the benefit of, the Adviser' best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser' duties hereunder, or by reason of the Adviser' reckless disregard of its obligations and duties hereunder.

      (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser' employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

      (a) This Agreement shall become effective with respect to a Fund immediately upon approval by a majority of the outstanding voting securities of that Fund or approval by at least a majority of all independent Trustees.

      (b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to the Adviser or (ii) by the Adviser on sixty (60) days' written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. ACTIVITIES OF THE ADVISER

      Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser' right, or the right of any of the Adviser' officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF ADVISER

      The Adviser represents and warrants to the Trust that:

      (a) It is either registered as an Investment Adviser under the Investment Adviser Act of 1940, as amended ("Adviser Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Adviser Act;

      (b) It is not prohibited by the 1940 Act or the Adviser Act from performing the services contemplated by this Agreement;

      (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

      (d) It will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment Adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. SUBADVISER

      At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment Adviser pursuant to the Adviser Act or who are exempt from registration thereunder ("Subadviser"). Each Subadvisers' employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

      The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Adviser agree that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund(s) to which the Adviser' rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

      (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

      (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

      (c) No party to this Agreement shall be liable to any other party for consequential damages under any provision of this Agreement.

      (d) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

      (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

      (f) This Agreement may be executed by the parties hereto in any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

      (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by the Adviser and Trust and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

      (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

      (i) Notices, requests, instructions and communications received by the parties at its respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

      (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

      (k) No affiliated person, employee, agent, director, officer or manager of either Adviser shall be liable at law or in equity for the Adviser' obligations under this Agreement.

      (l) The terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

      (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that its signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

TRUST                                       ADVISER

MONTEAGLE FUNDS                             NASHVILLE CAPITAL
                                            CORPORATION

By:  _______________________________        By:  ____________________________
     Paul Ordonio, President                     Larry C. Catlett, President

                                 MONTEAGLE FUNDS
                          INVESTMENT ADVISORY AGREEMENT

                                   APPENDIX A
                                   ----------

--------------------------------------------------------------------------------
                                            ANNUAL FEE RATE AS A % OF THE FUNDS
     ADVISER                 FUND          OF THE TRUST - NET ASSETS OF THE FUND
--------------------------------------------------------------------------------
                                                 First $25 Million 1.20%
Nashville Capital                                 Next $25 Million 1.115%
   Corporation         Select Value Fund          Next $50 Million .975%
                                                 Over $100 Million .875%
--------------------------------------------------------------------------------
                                                 First $25 Million 1.20%
Nashville Capital                                 Next $25 Million 1.115%
   Corporation        Quality Growth Fund         Next $50 Million .975%
                                                 Over $100 Million .875%
--------------------------------------------------------------------------------

TRUST                                       ADVISER

MONTEAGLE FUNDS                             NASHVILLE CAPITAL
                                            CORPORATION

By:  _______________________________        By:  ____________________________
     Paul Ordonio, President                     Larry C. Catlett, President

                                                                       EXHIBIT B

                                 MONTEAGLE FUNDS
                              SUBADVISORY AGREEMENT

      AGREEMENT made as of the 1st day of May, 2009, by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 209 Tenth Avenue South, Suite 332, Nashville, Tennessee 37203, (the "Trust"); Nashville Capital Corporation ("Nashville"), a Tennessee corporation, with its principal office and place of business at 209 Tenth Avenue South, Suite 332, Nashville, Tennessee 37203 (the "Adviser"); and Davis Hamilton Jackson & Associates, L.P., a Delaware limited partnership, with its principal office and place of business at 1401 McKinney Street, Suite 1600, Houston, Texas 77010 (the "Subadviser").

      WHEREAS, Adviser has entered into a Management Agreement ("Management Agreement") with the Trust;

      WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

      WHEREAS, pursuant to the Management Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a "Fund" and, collectively, the "Funds");

      WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

      SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

      (a) The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

      (b) In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (I.E., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

      (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

      SECTION 2. DUTIES OF THE TRUST AND ADVISER

      (a) In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

      (b) In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Management Agreement.

      SECTION 3. DUTIES OF THE SUBADVISER

      (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

      Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

      (b) The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

      (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

      (d) The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

      (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the

Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

      (f) The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

      (g) The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

      (h) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

      (i) Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

      SECTION 4. COMPENSATION; EXPENSES

      (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

      (b) The Subadviser may agree to waive all or part of its fees by separate agreement.

      (c) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

      SECTION 5. STANDARD OF CARE

      (a) The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

      (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

      (c) THE SUBADVISER SHALL NOT BE RESPONSIBLE OR LIABLE FOR ANY FAILURE OR DELAY IN PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT ARISING OUT OF OR CAUSED, DIRECTLY OR INDIRECTLY, BY CIRCUMSTANCES BEYOND ITS REASONABLE CONTROL INCLUDING, WITHOUT LIMITATION, ACTS OF CIVIL OR MILITARY AUTHORITY, NATIONAL EMERGENCIES, LABOR DIFFICULTIES (OTHER THAN THOSE RELATED TO THE SUBADVISER'S EMPLOYEES), FIRE, MECHANICAL BREAKDOWNS, FLOOD OR CATASTROPHE, ACTS OF GOD, INSURRECTION, WAR, RIOTS OR FAILURE OF THE MAILS, TRANSPORTATION, COMMUNICATION OR POWER SUPPLY.

      SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

      (a) This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

      (b) This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from the date of its effectiveness and may only continue in effect for successive annual periods with respect to the Fund under such separate Agreement; provided that such continuance is specifically approved (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if new Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the

Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Management Agreement.

      SECTION 7. ACTIVITIES OF THE SUBADVISER

      Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

      SECTION 8. REPRESENTATIONS OF SUBADVISER.

      The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act,
(ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.

      SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

      The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

      SECTION 11. MISCELLANEOUS

      (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

      (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

      (c) No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

      (d) THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

      (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

      (f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

      (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

      (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

      (i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

      (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

      (k) No affiliated person, employee, agent, director, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

      (l) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person", "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

      (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                          MONTEAGLE FUNDS

                          By:_________________________
                          Paul B. Ordonio
                          President

                          NASHVILLE CAPITAL CORPORATION

                          By:__________________________
                          Larry C. Catlett
                          President

                          DAVIS HAMILTON JACKSON & ASSOCIATES, L.P.

                          By:__________________________
                          Daniel Kallus
                          Principal

                                 MONTEAGLE FUNDS
                              SUBADVISORY AGREEMENT

                                   Appendix A

                                                FEE AS A % OF THE ANNUAL
FUNDS OF THE TRUST                        AVERAGE DAILY NET ASSETS OF THE FUND

Growth Equity Fund                                       0.30%

                                                                       EXHIBIT C

                                 MONTEAGLE FUNDS
                              SUBADVISORY AGREEMENT

      AGREEMENT made as of the 1st day of May, 2009, by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 209 Tenth Avenue South, Suite 332, Nashville, Tennessee 37203, (the "Trust"); Nashville Capital Corporation, a Tennessee corporation, with its principal office and place of business at 209 Tenth Avenue South, Suite 332, Nashville, Tennessee 37203 (the "Adviser"); and Parkway Advisors, L.P., a Delaware partnership, with its principal office and place of business at 6550 Directors Parkway, Abilene, Texas 79606 (the "Subadviser").

      WHEREAS, Adviser has entered into a Management Agreement ("Management Agreement") with the Trust;

      WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

      WHEREAS, pursuant to the Management Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a "Fund" and, collectively, the "Funds");

      WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

      SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

      (a) The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

      (b) In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (I.E., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

      (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

      SECTION 2. DUTIES OF THE TRUST AND ADVISER

      (a) In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

      (b) In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Management Agreement.

      SECTION 3. DUTIES OF THE SUBADVISER

      (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

      Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

      (b) The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

      (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

      (d) The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

      (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the

Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

      (f) The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

      (g) The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

      (h) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

      (i) Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

      SECTION 4. COMPENSATION; EXPENSES

      (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

      (b) The Subadviser may agree to waive all or part of its fees by separate agreement.

      (c) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

      SECTION 5. STANDARD OF CARE

      (a) The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

      (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

      (c) THE SUBADVISER SHALL NOT BE RESPONSIBLE OR LIABLE FOR ANY FAILURE OR DELAY IN PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT ARISING OUT OF OR CAUSED, DIRECTLY OR INDIRECTLY, BY CIRCUMSTANCES BEYOND ITS REASONABLE CONTROL INCLUDING, WITHOUT LIMITATION, ACTS OF CIVIL OR MILITARY AUTHORITY, NATIONAL EMERGENCIES, LABOR DIFFICULTIES (OTHER THAN THOSE RELATED TO THE SUBADVISER'S EMPLOYEES), FIRE, MECHANICAL BREAKDOWNS, FLOOD OR CATASTROPHE, ACTS OF GOD, INSURRECTION, WAR, RIOTS OR FAILURE OF THE MAILS, TRANSPORTATION, COMMUNICATION OR POWER SUPPLY.

      SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

      (a) This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

      (b) This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from the date of its effectiveness and may only continue in effect for successive annual periods with respect to the Fund under such separate Agreement; provided that such continuance is specifically approved (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if new Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the

Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Management Agreement.

      SECTION 7. ACTIVITIES OF THE SUBADVISER

      Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

      SECTION 8. REPRESENTATIONS OF SUBADVISER.

      The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act,
(ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.

      SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

      The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

      SECTION 11. MISCELLANEOUS

      (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

      (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

      (c) No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

      (d) THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

      (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

      (f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

      (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

      (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

      (i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

      (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

      (k) No affiliated person, employee, agent, director, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

      (l) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person", "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

      (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                          MONTEAGLE FUNDS

                          By:_________________________
                          Paul B. Ordonio
                          President

                          NASHVILLE CAPITAL CORPORATION

                          By:__________________________
                          Larry Catlett
                          President

                          PARKWAY ADVISORS, LP

                          By:__________________________
                          Carl C. Peterson
                          CEO

                                 MONTEAGLE FUNDS
                              SUBADVISORY AGREEMENT

                                   Appendix A

                                                  FEE AS A % OF THE ANNUAL
      FUND(S) OF THE TRUST                  AVERAGE DAILY NET ASSETS OF THE FUND

      Monteagle Select Value Fund                           0.50%

                                [GRAPHIC OMITTED]

              225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OHIO 45246

                                      PROXY

                          MONTEAGLE QUALITY GROWTH FUND

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
              FOR A SPECIAL MEETING OF SHAREHOLDERS, APRIL 17, 2009

      A Special Meeting of shareholders will be held at Ultimus Fund Solutions, LLC located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on April 17, 2009 at 10:00 a.m. Eastern time. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Paul B. Ordonio, and John F. Splain, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on April 17, 2009, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE  MEETING,  PLEASE  COMPLETE,  DATE AND
SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                                          Date:_________________________________

                                          SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                          ON LEFT. (Please sign in Box)

                                          ______________________________________

                                          ______________________________________

                                          NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                          IT  APPEARS ON THIS  PROXY.  IF SHARES
                                          ARE HELD  JOINTLY,  EACH  HOLDER  MUST
                                          SIGN THE PROXY,  IF YOU ARE SIGNING ON
                                          BEHALF   OF  AN   ESTATE,   TRUST   OR
                                          CORPORATION,  PLEASE  STATE YOUR TITLE
                                          OR CAPACITY.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN THIS PROXY.

1.    Approval of a new Management Agreement      FOR    AGAINST    ABSTAIN
      between Monteagle Funds and Nashville       [ ]       [ ]        [ ]
      Capital Corporation.

2.    Approval of a new Subadvisory Agreement     FOR    AGAINST    ABSTAIN
      between Monteagle Funds, Nashville          [ ]       [ ]        [ ]
      Capital Corporation and Davis, Hamilton
      Jackson and Assoc.


                           PLEASE SIGN ON REVERSE SIDE

                                [GRAPHIC OMITTED]

              225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OHIO 45246

                                      PROXY

                           MONTEAGLE SELECT VALUE FUND

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
              FOR A SPECIAL MEETING OF SHAREHOLDERS, APRIL 17, 2009

         A Special Meeting of shareholders will be held at Ultimus Fund Solutions, LLC located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on April 17, 2009 at 10:00 a.m. Eastern time. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Paul B. Ordonio, and John F. Splain, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on April 17, 2009, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE  MEETING,  PLEASE  COMPLETE,  DATE AND
SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                                          Date: ________________________________

                                          SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                          ON LEFT. (Please sign in Box)

                                          ______________________________________

                                          ______________________________________

                                          NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                          IT  APPEARS ON THIS  PROXY.  IF SHARES
                                          ARE HELD  JOINTLY,  EACH  HOLDER  MUST
                                          SIGN THE PROXY,  IF YOU ARE SIGNING ON
                                          BEHALF   OF  AN   ESTATE,   TRUST   OR
                                          CORPORATION,  PLEASE  STATE YOUR TITLE
                                          OR CAPACITY.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN THIS PROXY.

1.    Approval of a new Management Agreement      FOR    AGAINST    ABSTAIN
      between Monteagle Funds and Nashville       [ ]       [ ]        [ ]
      Capital Corporation.

2.    Approval of the new Subadvisory             FOR    AGAINST    ABSTAIN
      Agreement between Monteagle Funds,          [ ]       [ ]        [ ]
      Nashville Capital Corporation and
      Parkway Advisors, LP.


                           PLEASE SIGN ON REVERSE SIDE